Exhibit 99

NextEra Energy, Inc. Media Line: 561-694-4442 Jan. 25, 2022 FOR IMMEDIATE RELEASE

NextEra Energy names John Ketchum president and CEO; Jim Robo to become executive chairman as part of a planned leadership succession process

JUNO BEACH, Fla. – As part of a planned leadership succession process, the board of directors of NextEra Energy, Inc. (NYSE: NEE) today announced a series of senior leadership appointments, effective March 1, 2022, aimed at paving the way for the next generation of company leadership.

John Ketchum, a 19-year veteran of NextEra Energy, is named president and chief executive officer (CEO), NextEra Energy. He will report directly to the NextEra Energy, Inc. Board of Directors. Jim Robo, the current chairman and CEO, will become executive chairman for a transition period, and it is anticipated that Mr. Ketchum will also be appointed to the company’s board of directors effective March 1.

Along with these changes, the company is announcing other senior leadership moves, including:

•Eric Silagy, president and CEO of Florida Power & Light Company (FPL), will take on the added responsibility of chairman, FPL.

•Rebecca Kujawa is named president and CEO, NextEra Energy Resources, LLC (NEER), succeeding Mr. Ketchum. Ms. Kujawa is presently NextEra Energy’s executive vice president, finance and chief financial officer (CFO).

•Kirk Crews is named executive vice president, finance and CFO, NextEra Energy, Inc., succeeding Ms. Kujawa. Mr. Crews is presently vice president, business management, NEER.

“It is an honor to be selected to lead the absolute best team in the energy sector,” said Mr. Ketchum. “Over the last two decades, I’ve had the privilege of working closely with and learning from Jim as he led NextEra Energy through a period of unprecedented growth. Our NextEra Energy team, starting with Eric, Rebecca and Kirk, is full of talented and experienced executives who are passionate about leading the U.S. energy transition. As CEO, I intend to remain intensely focused on delivering value for our shareholders and building upon our long track record of success. I believe there is no company better positioned to lead our country’s energy transformation than NextEra Energy, and I am humbled by the opportunity to lead this team through such an exciting period for our company.”

Mr. Ketchum has a diverse business, finance and legal background with a broad range of experiences across key executive roles at NextEra Energy, NEER and NextEra Energy Partners, LP (NEP).

In 2016, Mr. Ketchum was appointed NextEra Energy’s executive vice president, finance and CFO. After three years as CFO, he assumed his current role as president and CEO of NEER and president of NEP in March 2019. He has also previously served as executive vice president, finance and CFO of FPL, as well as CFO and a member of the board of directors of NEP and senior vice president, finance for NextEra Energy.

Mr. Ketchum holds a Master of Laws degree in taxation and a Juris Doctor from the University of Missouri – Kansas City School of Law, where he was managing editor of the Law Review and received the Charles E. Whittaker Award for Academic Excellence and the Wilbur L. Pollard Law Review Honor Award as the Law Review’s top contributor. Mr. Ketchum holds a Bachelor of Arts degree in economics and finance, graduating magna cum laude, from the University of Arizona. He also completed the Emerging CFO – Strategic Financial Leadership Program at Stanford University.

Sherry Barrat, lead independent director of the NextEra Energy Board of Directors, said, “It cannot be overstated how significant an impact Jim Robo has had on the transformation of NextEra Energy. The board of directors is grateful for Jim’s incredible leadership, which has guided the company through a period of unprecedented growth. Under Jim’s stewardship, NextEra Energy has been transformed into a world leader in clean energy and the world’s largest electric company by market capitalization. He has led FPL to become what we believe is the best utility in America and has led NEER to become the world’s largest generator of renewable energy from the wind and sun and a world leader in battery storage. NextEra Energy was a $29 billion market capitalization company when Jim became CEO and, today, it had surpassed $150 billion in market capitalization – a more than five-fold improvement. There can be no more significant measure of CEO performance than shareholder value, and Jim has exceled in delivering this for our owners with integrity, a clear strategic vision and outstanding operational execution.”

Ms. Barrat continued, "CEO succession is a critical process in any company, and our board approached this change of leadership in a very diligent manner. Working closely with Jim, the board identified John as his successor and will ensure a structured leadership succession process that fully supports our shareholders, employees and customers. John is a talented and experienced leader who has worked across NextEra Energy since joining our company nearly two decades ago, and we know that he is ready to be CEO. His vision has helped craft a strategic and operational runway for NextEra Energy to lead America’s energy transformation, and he has the complete endorsement and support of the board of directors. We look forward to working closely with John for the continued success of NextEra Energy and the benefit of our shareholders.”

During his time with NextEra Energy, Mr. Ketchum has led the execution of various strategic initiatives across the enterprise and has been instrumental in the expansion of the company’s renewable generation fleet and the overall successes of NEE, NEER and NEP. He has been a key contributor to the growth of NEER. While CEO of NEER, Mr. Ketchum oversaw the largest three-year capital investment program in NEER’s history, as well its most successful period of new renewables origination, leading to a near doubling of the size of the renewables backlog during this period. In addition, he oversaw a nearly $5 billion, three-year capital recycling period, the largest in NEER’s history. Mr. Ketchum has helped shape the growth strategy for the company and by concentrating on key leadership pillars, such as teamwork, execution, innovation and disciplined capital management, he has driven a culture focused on top-line growth, productivity and profitability.

Commenting on the transition, Mr. Robo said, "It has been an honor and a privilege to serve as CEO for nearly 10 years. I’m as excited as I have ever been about the future prospects of NextEra Energy and NextEra Energy Partners. A big part of a CEO’s legacy is the new leader and the next-generation leadership team that follows. I couldn’t be more thrilled about turning over the CEO role of this great company to John. I know he will be as focused on creating value for our owners as I have been over the last two decades. I also want to congratulate Eric, Rebecca and Kirk on their new roles. One of the defining characteristics of this company over the last 30 years has been the quality and strength of its leadership team, and I’m very proud of and excited for the team that will lead NextEra Energy into the future. Most importantly, I want to thank my team and all our employees for everything they have accomplished. Our team is the best in the business, has built this amazing company and I can’t thank them enough."

Mr. Robo joined NextEra Energy as vice president of corporate development and strategy in March 2002. A few months later, he was appointed president of NEER and in 2006 assumed the role of president and chief operating officer, NextEra Energy. He became president and CEO, NextEra Energy, in July 2012 and chairman of the board of directors in December 2013.

Prior to joining NextEra Energy, Mr. Robo served in executive roles with General Electric and Strategic Planning Associates, a management consulting firm. Mr. Robo received his Bachelor of Arts degree from Harvard College in 1984 and his MBA in 1988 from Harvard Business School. He serves on the board of directors of J.B. Hunt Transport Services, Inc.

During Mr. Robo’s tenure as CEO, NextEra Energy has achieved unparalleled success across every major metric by which the company is evaluated. He has led the company through significant growth across its core businesses and through acquisitions which have expanded the company’s operations to 49 states and Canada. Mr. Robo was the key architect of numerous strategic ventures during his time as CEO, including the formation of NextEra Energy Partners, LP, a growth-oriented limited partnership, and several significant acquisitions including Gulf Power Company. Over the last 10 years under Mr. Robo’s oversight, NextEra Energy has risen to become one of America’s Top-5 infrastructure investors through its more than $110 billion of capital deployment and the leading clean energy company in the world. On a total shareholder return basis, NextEra Energy has delivered a more than 500% gain since Mr. Robo assumed the CEO role in July 2012, outperforming all of the companies in the S&P 500 Utilities Index and more than 78% of the companies in the S&P 500 Index.

Mr. Silagy has worked for NextEra Energy for nearly two decades. Prior to his appointment as president of FPL in 2011, he served as senior vice president of regulatory and state governmental affairs and as chief development officer, managing all generation development, including solar, natural gas and nuclear energy projects. At NEER, Mr. Silagy served as vice president and general manager of the southern region, and vice president of business development.

Prior to joining NextEra Energy, Mr. Silagy served as vice president, mergers, acquisitions and divestitures at Entergy Wholesale Operations, and as vice president and managing director, Southeast Asia, for The Wing Group, a subsidiary of Western Resources. He also worked for U.S. Senator J. Bennett Johnston of Louisiana in several capacities, including chief of staff.

Mr. Silagy is a member of the board of directors of the Florida Chamber of Commerce, where he served as chairman in 2013-2014 and is a former board member of the U. S. Chamber of Commerce. In addition, Mr. Silagy is currently serving a seven-year term as a member of the Board of Governors for the State University System of Florida, including a two-year term as vice chair which began on Jan.1, 2022. He is vice chair of the Florida Council of 100, an executive board member of Enterprise Florida and board member of the Honda Classic PGA Tour event. He also serves on the Energy Security Leadership Council of Securing America’s Future Energy, a bi-partisan council of business and military leaders supporting a comprehensive, long-term policy to reduce U.S. oil dependence and improve energy security. Mr. Silagy holds a Bachelor of Arts degree in economics from the University of Texas at Austin, a Juris Doctor from the Georgetown University Law Center and is a member of the Maryland and U.S. Supreme Court bars.

Ms. Kujawa joined NextEra Energy 15 years ago in NextEra Energy Marketing and has held key roles throughout the enterprise, serving as director of investor relations for NextEra Energy and as vice president of business management for the midwest and international region for NEER. In 2015 she was appointed to lead business management for all of NEER, and in March 2019 assumed her current role as CFO, NextEra Energy. Ms. Kujawa is also CFO and a member of the board of directors of NEP.

Ms. Kujawa has extensive finance, operations, commercial transactions, risk management, customer engagement and project development experience. Prior to joining the company, Ms. Kujawa worked as senior vice president, research, for Stanford Group Company and senior equity analyst for Avalon Research Group. She also served in sales and international business development roles at several software companies. She started her career as an equity derivatives sales trader for Goldman Sachs & Co. in New York. Ms. Kujawa holds the Chartered Financial Analyst (CFA) designation and previously was a member of the New York Stock Exchange and National Association of Securities Dealers’ joint committee on the research analyst qualification exams. She earned a Bachelor of Arts degree in public policy studies from Duke University and serves on the board of Nuclear Electric Insurance Limited.

Mr. Crews joined the company in April 2016 as vice president, controller and chief accounting officer, NextEra Energy. In March 2019 he was appointed to his present position as vice president, business management, NEER. Prior to joining NextEra Energy, Mr. Crews spent more than 12 years at Deloitte, first as a senior manager and then as a national office clearing partner, consulting with clients in the financial services and energy industries on complex accounting and reporting matters. Between 2013 to 2015, he left Deloitte to work in the office of the chief accountant of the U.S. Securities and Exchange Commission as a professional accounting fellow, returning to the firm in July 2015.

Mr. Crews earned a Bachelor of Science in Business Administration degree in accounting from the University of Richmond - Robins School of Business.

Outlook
NextEra Energy today announced increased financial expectations for 2022 and 2023 and extended its long-term outlook of roughly 6% to 8% compound annual growth in adjusted earnings per share by two years, through 2025. For 2022, NextEra Energy now expects adjusted earnings per share to be in the range of $2.75 to $2.85, up from its prior range of $2.55 to $2.75. For 2023 through 2025, NextEra Energy expects to grow roughly 6% to 8% per year off the expected 2022 adjusted earnings per share. For 2023, this translates to a new range of $2.93 to $3.08, up from the prior range of $2.77 to $2.97. The new adjusted earnings per share expectations for 2024 are $3.13 to $3.33, and for 2025 are $3.35 to $3.60.

NextEra Energy, Inc.
NextEra Energy, Inc. (NYSE: NEE) is a leading clean energy company headquartered in Juno Beach, Florida. NextEra Energy owns Florida Power & Light Company, which is the largest vertically integrated rate-regulated electric utility in the United States as measured by retail electricity produced and sold, and serves more than 5.6 million customer accounts, supporting more than 11 million residents across Florida with clean, reliable and affordable electricity. NextEra Energy also owns a competitive clean energy business, NextEra Energy Resources, LLC, which, together with its affiliated entities, is the world's largest generator of renewable energy from the wind and sun and a world leader in battery storage. Through its subsidiaries, NextEra Energy generates clean, emissions-free electricity from seven commercial nuclear power units in Florida, New Hampshire and Wisconsin. A Fortune 200 company, NextEra Energy has been recognized often by third parties for its efforts in sustainability, corporate responsibility, ethics and compliance, and diversity. NextEra Energy is ranked No. 1 in the electric and gas utilities industry on Fortune's 2021 list of "World's Most Admired Companies," recognized on Fortune’s 2021 list of companies that “Change the World” and received the S&P Global Platts 2020 Energy Transition Award for leadership in environmental, social and governance. For more information about NextEra Energy companies, visit these websites: www.NextEraEnergy.com, www.FPL.com, www.NextEraEnergyResources.com.

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Cautionary Statements and Risk Factors That May Affect Future Results for NextEra Energy, Inc.
This news release contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical facts, but instead represent the current expectations of NextEra Energy, Inc. (NextEra Energy) and Florida Power & Light Company (FPL) regarding future operating results and other future events, many of which, by their nature, are inherently uncertain and outside of NextEra Energy's and FPL's control. Forward-looking statements in this news release include, among others, statements concerning adjusted earnings per share expectations and future operating performance, statements concerning future dividends, and results of acquisitions. In some cases, you can identify the forward-looking statements by words or phrases such as “will,” “may result,” “expect,” “anticipate,” “believe,” “intend,” “plan,” “seek,” “potential,” “projection,” “forecast,” “predict,” “goals,” “target,” “outlook,” “should,” “would” or similar words or expressions. You should not place undue reliance on these forward-looking statements, which are not a guarantee of future performance. The future results of NextEra Energy and FPL and their business and financial condition are subject to risks and uncertainties that could cause their actual results to differ materially from those expressed or implied in the forward-looking statements, or may require them to limit or eliminate certain operations. These risks and uncertainties include, but are not limited to, those discussed in this news release and the following: effects of extensive regulation of NextEra Energy's and FPL's business operations; inability of NextEra Energy and FPL to recover in a timely manner any significant amount of costs, a return on certain assets or a reasonable return on invested capital through base rates, cost recovery clauses, other regulatory mechanisms or otherwise; impact of political, regulatory and economic factors on regulatory decisions important to NextEra Energy and FPL; disallowance of cost recovery by FPL based on a finding of imprudent use of derivative instruments; effect of any reductions or modifications to, or elimination of, governmental incentives or policies that support utility scale renewable energy projects of NextEra Energy Resources, LLC and its affiliated entities (NextEra Energy Resources) or the imposition of additional tax laws, policies or assessments on renewable energy; impact of new or revised laws, regulations, interpretations or ballot or regulatory initiatives on NextEra Energy and FPL; capital expenditures, increased operating costs and various liabilities attributable to environmental laws, regulations and other standards applicable to NextEra Energy and FPL; effects on NextEra Energy and FPL of federal or state laws or regulations mandating new or additional limits on the production of greenhouse gas emissions; exposure of NextEra Energy and FPL to significant and increasing compliance costs and substantial monetary penalties and other sanctions as a result of extensive federal regulation of their operations and businesses; effect on NextEra Energy and FPL of changes in tax laws, guidance or policies as well as in judgments and estimates used to determine tax-related asset and liability amounts; impact on NextEra Energy and FPL of adverse results of litigation; effect on NextEra Energy and FPL of failure to proceed with projects under development or inability to complete the construction of (or capital improvements to) electric generation, transmission and distribution facilities, gas infrastructure facilities or other facilities on schedule or within budget; impact on development and operating activities of NextEra Energy and FPL resulting from risks related to project siting, financing, construction, permitting, governmental approvals and the negotiation of project development agreements; risks involved in the operation and maintenance of electric generation, transmission and distribution facilities, gas infrastructure facilities, retail gas distribution system in Florida and other facilities; effect on NextEra Energy and FPL of a lack of growth or slower growth in the number of customers or in customer usage; impact on NextEra Energy and FPL of severe weather and other weather conditions; threats of terrorism and catastrophic events that could result from terrorism, cyberattacks or other attempts to disrupt NextEra Energy's and FPL's business or the businesses of third parties; inability to obtain adequate insurance coverage for protection of NextEra Energy and FPL against significant losses and risk that insurance coverage does not provide protection against all significant losses; a prolonged period of low gas and oil prices could impact NextEra Energy Resources’ gas infrastructure business and cause NextEra Energy Resources to delay or cancel certain gas infrastructure projects and could result in certain projects becoming impaired; risk to NextEra Energy Resources of increased operating costs resulting from unfavorable supply costs necessary to provide NextEra Energy Resources' full energy and capacity requirement services; inability or failure by NextEra Energy Resources to manage properly or hedge effectively the commodity risk within its portfolio; effect of reductions in the liquidity of energy markets on NextEra Energy's ability to manage operational risks; effectiveness of NextEra Energy's and FPL's risk management tools associated with their hedging and trading procedures to protect against significant losses, including the effect of unforeseen price variances from historical behavior; impact of unavailability or disruption of power transmission or commodity transportation facilities on sale and delivery of power or natural gas by NextEra Energy, including FPL; exposure of NextEra Energy and FPL to credit and performance risk from customers, hedging counterparties and vendors; failure of NextEra Energy or FPL counterparties to perform under derivative contracts or of requirement for NextEra Energy or FPL to post margin cash collateral under derivative contracts; failure or breach of NextEra Energy's or FPL's information technology systems; risks to NextEra Energy and FPL's retail businesses from compromise of sensitive customer data; losses from volatility in the market values of derivative instruments and limited liquidity in OTC markets; impact of negative publicity; inability of FPL to maintain, negotiate or renegotiate acceptable franchise agreements with municipalities and counties in Florida; occurrence of work strikes or stoppages and increasing personnel costs; NextEra Energy's ability to successfully identify, complete and integrate acquisitions, including the effect of increased competition for acquisitions; environmental, health and financial risks associated with NextEra Energy Resources’ and FPL's ownership and operation of nuclear generation facilities; liability of NextEra Energy and FPL for significant retrospective assessments and/or retrospective insurance premiums in the event of an incident at certain nuclear generation facilities; increased operating and capital expenditures and/or reduced revenues at nuclear generation facilities of NextEra Energy or FPL resulting from orders or new regulations of the Nuclear Regulatory Commission; inability to operate any of NextEra Energy Resources' or FPL's owned nuclear generation units through the end of their respective operating licenses; effect of disruptions, uncertainty or volatility in the credit and capital markets or actions by third parties in connection with project-specific or other financing arrangements on NextEra Energy's and FPL's ability to fund their liquidity and capital needs and meet their growth objectives; inability of NextEra Energy, FPL and NextEra Energy Capital Holdings, Inc. to maintain their current credit ratings; impairment of NextEra Energy's and FPL's liquidity from inability of credit providers to fund their credit commitments or to maintain their current credit ratings; poor market performance and other economic factors that could affect NextEra Energy's defined benefit pension plan's funded status; poor market performance and other risks to the asset values of NextEra Energy's and FPL's nuclear decommissioning funds; changes in market value and other risks to certain of NextEra Energy's investments; effect of inability of NextEra Energy subsidiaries to pay upstream dividends or repay funds to NextEra Energy or of NextEra Energy's performance under guarantees of subsidiary obligations on NextEra Energy's ability to meet its financial obligations and to pay dividends on its common stock; the fact that the amount and timing of dividends payable on NextEra Energy's common stock, as well as the dividend policy approved by NextEra Energy's board of directors from time to time, and changes to that policy, are within the sole discretion of NextEra Energy's board of directors and, if declared and paid, dividends may be in amounts that are less than might be expected by shareholders; NEP’s inability to access sources of capital on commercially reasonable terms could have an effect on its ability to consummate future acquisitions and on the value of NextEra Energy’s limited partner interest in NextEra Energy Operating Partners, LP; effects of disruptions, uncertainty or volatility in the credit and capital markets on the market price of NextEra Energy's common stock; and the ultimate severity and duration of public health crises, epidemics and pandemics, including the coronavirus pandemic, and its effects on NextEra Energy’s or FPL’s businesses. NextEra Energy and FPL discuss these and other risks and uncertainties in their annual report on Form 10-K for the year ended December 31, 2020 and other SEC filings, and this news release should be read in conjunction with such SEC filings. The forward-looking statements made in this news release are made only as of the date of this news release and NextEra Energy and FPL undertake no obligation to update any forward-looking statements.